UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):October 9, 2007

                      Morgan Stanley Spectrum Currency L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                         0-31563                 13-4084211
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

c/o Demeter Management Corporation, 522 Fifth Avenue,
13th Floor, New York, NY                                          10036
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      (a) On October 9, 2007, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and C-View International Limited ("C-View") entered into a management agreement (the "C-View Agreement") pursuant to which, effective December 1, 2007, C-View will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant's net assets pursuant to C-View's Limited Management Account 3X Program at 2X leverage.

            A copy of the C-View Agreement is filed herewith as Exhibit 10.13 and incorporated herein by reference.

      (b) On October 9, 2007, the Registrant, the General Partner and DKR Fusion Management L.P. ("DKR") entered into a management agreement (the "DKR Agreement") pursuant to which, effective December 1, 2007, DKR will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant's net assets pursuant to DKR's Strategic Currency Program.

            A copy of the DKR Agreement is filed herewith as Exhibit 10.14 and incorporated herein by reference.

      (c) On October 9, 2007, the Registrant, the General Partner and FX Concepts (Trading Advisor), Inc. ("FX Concepts") entered into a management agreement (the "FX Concepts Agreement) pursuant to which, effective December 1, 2007, FX Concepts will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant's net assets pursuant to FX Concepts' Global Currency Program.

            A copy of the FX Concepts Agreement is filed herewith as Exhibit
      10.15 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

          Exhibit   Exhibit Description
          -------   -------------------

          10.13 Management Agreement by and among the Registrant, the General Partner and C-View dated as of October 9, 2007.

          10.14 Management Agreement by and among the Registrant, the General Partner and DKR dated as of October 9, 2007.

          10.15 Management Agreement by and among the Registrant, the General Partner and FX Concepts dated as of October 9, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MORGAN STANLEY SPECTRUM CURRENCY L.P.

Date: October 15, 2007            By: Demeter Management Corporation
                                      as General Partner


                                  /s/ Walter Davis
                                  -------------------------------------------
                                  Name:  Walter Davis
                                  Title: President